Item 1: Report to Shareholders

International Bond Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

In the second half of 2005, a strong U.S. dollar weakened returns in non-U.S. developed bond markets. Emerging markets bonds, however, posted strong results, extending their multiyear streak of outstanding performance. Federal Reserve and European Central Bank (ECB) monetary policy tightening led to higher U.S. and European bond yields, particularly among shorter-dated maturities. Japanese government bond yields also rose on growing evidence of a self-sustaining economic recovery and expectations that its lengthy period of deflation will end. Political stability, steady economic growth, and improving inflation trends supported strong emerging markets bond returns.

For the period ended December 31, 2005, the International Bond Fund posted a six-month return of -2.65% and a 12-month return of -8.18%. For both periods, the fund slightly outperformed the Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index benchmark. (Performance for the fund’s Advisor Class shares, which have a different fee structure, were similar.) Although 2005 was a disappointing year for the fund primarily because of the dollar’s unforeseen strength, U.S. investors should remember that the primary reason for investing in the fund is that they can benefit from potentially higher yields than those in the U.S. Foreign bond markets often move independently of one another and the U.S. markets. Since buying foreign bonds can be difficult and costly for individual investors, this fund gives them access to many foreign markets that few investors have the time, expertise, or resources to evaluate effectively on their own.

The Emerging Markets Bond Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Global. For the six months ended December 31, 2005, the fund returned 7.96%, compared with 5.35% for the benchmark, and for the 12-month period, the fund posted a gain of 17.26%, compared with the benchmark’s 10.73% increase. This year’s results are gratifying, and Lipper ranks our one-year performance as the best of the 48 emerging markets debt funds. (Our rankings for other time periods ended December 31, 2005, are: 7 out of 45 for the three-year period, 19 out of 39 for the five-year period, and 7 out of 13 for the 10-year period.) Remember that past performance cannot guarantee future results.

We also want to inform you that the International Bond Fund and the Emerging Markets Bond Fund have been authorized to invest in interest rate and credit default swaps, which allow for flexibility in managing the portfolios. These swaps, which other T. Rowe Price funds are authorized to use, can give the funds access to local interest rates without actually purchasing the bonds and increase flexibility in smaller, illiquid foreign markets.

MARKET ENVIRONMENT

Federal Reserve tightening, steady economic growth, and inflation fears in the late summer drove U.S. Treasury bond prices lower. By the end of 2005, the Fed raised its overnight lending rate by a total of 200 basis points (100 basis points equals 1%) to 4.25%. While these interest rate increases were expected, investors reacted more bearishly to Fed policymakers’ comments that referred to higher inflation risks following a spike in energy prices in the late summer.

Economic data, particularly in the manufacturing sector, remained resilient. Moreover, oil prices fell from their record highs and helped to ease inflation concerns. By December, the Fed removed the word “accommodation” from the description of its monetary policy statement. In response, investors expect the Fed’s tightening cycle to end sometime this year.

In the corporate bond markets, there was concern when credit rating agencies downgraded U.S. automakers GM and Ford in the spring, but the market absorbed the rating change with little lasting effect. Global credit quality improved in investment-grade and speculative issues, with upgrades strongly outpacing downgrades in Europe, Latin America, and Asia. Credit spreads tightened, and investors in search of higher yields began to bid up lower-quality issues.

As growth expectations improved in Europe, investor sentiment shifted decisively in the second half of the year. Rising external demand, helped by a weaker euro, supported gains in manufacturing—especially in Germany—and business surveys reported a marked rise in confidence levels. The ECB became more concerned about the inflation outlook, particularly as energy prices rose to record levels. The central bank raised interest rates by 25 basis points at its December 2005 meeting but reassured investors that it would not embark on an aggressive tightening cycle.

After 15 years of slow growth, deflation, and several recoveries that lacked staying power, Japan’s latest economic data pointed to a more durable recovery. Employment and domestic consumption improved, and the weakness in the yen boosted exports to the U.S. and China. Markets began to anticipate the end of the Bank of Japan zero interest rate policy. Japan’s Ministry of Finance also announced its first reduction of debt sales in nine years, which bolstered longer maturities.

Although most of the world’s fixed-income markets posted positive returns in local currencies, the strong dollar meant that returns for dollar-based investors were generally negative. Despite months of record-setting U.S. trade and budget deficits, higher short-term interest rates and relatively strong economic growth in the U.S. supported the dollar against both the euro and Japanese yen. The yen also weakened against the euro, as Japanese investors increased their appetite for foreign-denominated securities.

Emerging markets bonds remained buoyant thanks to investors seeking higher yields and the improved creditworthiness of many developing countries. The difference in interest rates paid on emerging market credits and U.S. Treasuries continued to narrow. Easing monetary policies, ratings upgrades, and debt buybacks supported the issues of a number of countries, and high energy prices helped to underpin countries that are net exporters of petroleum.

Credit markets in Asia performed well. As political tensions eased and the government made progress toward implementing a sales tax hike that would help reduce the country’s fiscal deficit, the Philippines was one of the strongest performers in the index for the six-month period. S&P improved Vietnam’s credit outlook, and a new $750 million 10-year issue attracted a heavy volume of investor interest. Serbia was upgraded, and Turkey’s improving prospects for entry into the European Union helped its bond issues.

In Latin America, central bank rate cuts, improving inflation trends, and a strong balance of payments helped Brazilian bond markets to recover from the political bribery scandals that had dominated the news earlier in the year. Considerably improved inflation data helped Mexico’s central bank cut rates much more than the market expected.

INTERNATIONAL BOND FUND

As mentioned earlier, the strong dollar was a key negative influence affecting international fixed-income market performance and your fund’s returns. A rise in bond yields also impeded performance. In the second half of 2005, our overweight position relative to the benchmark in peso-denominated Mexican bonds was the largest contributor to performance. Mexico’s improving inflation data and the Bank of Mexico’s rate cutting buoyed the country’s bonds. In addition, these bonds had a wide yield spread when compared with U.S. Treasuries and generated a large demand from international investors. We maintain this holding because we believe it is attractively valued and the market expects the Bank of Mexico to cut rates further.

Our underweight position in Japanese government bonds helped relative performance. Signs that Japan’s economic recovery will be self-sustaining drove yields up and bond prices down. Yield curve positioning in the European bond market was also helpful to performance. We held an overweight position in the 30-year sector against an underweight position in the 10-year sector. Strong demand from pension funds for long-term bonds supported the values of longer-dated issues.

One of the fund’s largest country detractors was our underweight holding of U.K. gilts (government bonds). We consider that valuations in the long end of the U.K. market are expensive, and we intend to maintain an underweight position.

Currency selection—primarily in the fund’s Asian exposures—detracted from relative returns. The largest currency detractor was an overweight position in the Japanese yen versus the euro. Despite the Japanese economy’s stronger growth, the yen weakened as domestic investors’ risk appetite for foreign-denominated assets increased. As a risk reduction measure, we eliminated the position.

An underweight position in the Canadian dollar, held first against the Taiwanese dollar and later against the Malaysian ringgit, was another detractor from relative performance. Economic growth expectations in Taiwan and Malaysia slowed in the second half of the year, and the Canadian dollar benefited from higher energy prices and central bank interest rate increases. We eliminated the currency positions in Taiwan and Malaysia and replaced them with a position in the Chinese yuan. China’s economic growth remains solid, and we expect the yuan to mildly appreciate as the Chinese authorities loosen their controls over the yuan and allow it to float against other currencies.

In Latin America, the Argentine peso detracted from relative returns. The Argentine peso weakened on a mix of profit taking and unsettling political news. Elsewhere in emerging markets, overweight positions in the Turkish lira and Israeli shekel were positive contributors.

Our duration in developed government bond markets is shorter than the benchmark’s. (A shorter duration typically means lower interest rate sensitivity.) The portfolio’s duration ended the period at 4.8 years, slightly shorter than it was six months ago and slightly more than one year shorter than the benchmark duration of 5.8 years. Relative to the index, we are underweight in Japanese government bonds, which we think are expensive in light of the country’s improving economy. We are also underweight in government bonds in the euro region. Outside of major markets, we have searched for relative value opportunities. We recently initiated a small overweight position in the Israeli government market, taking advantage of cheaper bond yield valuations. Improvement in the country’s fiscal situation should support Israeli government bonds. We also are diversifying our emerging markets exposure by adding bonds from Lebanon and Russia.

The fund’s credit quality remained high. More than 70% of our holdings were rated AA or higher. We have a healthy balance in cash or cash equivalents to take advantage of any increase in short-term rates.

EMERGING MARKETS BOND FUND

Emerging markets bonds continued to post solid results. Steady global economic growth coupled with improving inflation trends provided a good environment for emerging market debt. The asset class also continued to see strong demand from investors seeking higher yields.

With improvements in Asian economies and strong investor demand, the region’s bonds generated strong results for the second half. Overweight exposures to the Philippines, Vietnam, and Lebanon helped the fund outperform the benchmark. In the Philippines, President Gloria Macapagal-Arroyo consolidated her position and committed the country to ongoing economic and political reform. In addition, an increase to the country’s value-added tax was approved for 2006; the additional revenue is expected to help reduce the government’s budgetary deficit. Vietnam and Lebanon traded higher on prospects for economic reform and potential credit quality rating upgrades.

In Europe, Serbia, the fund’s second-largest holding, received a credit rating upgrade after reducing its fiscal deficit. Local exposure to Turkey, another top holding, helped boost our relative return. The improved prospects for Turkey’s entry into the E.U. drove the Turkish bond market higher.

Mexican and Brazilian bonds denominated in local currencies added to our relative returns. The Brazilian central bank cut interest rates by a total of 175 basis points (100 basis points equals 1%), as the underlying economic growth rate slowed and inflation trends declined. Bond prices were boosted by expectations that the central bank will cut rates further.

An overweight position in Jamaica hurt our returns. Lagging export growth hurt tax revenues and foreign exchange reserves and disappointed investors. We believe valuations remain attractive, and the medium-term outlook for the country looks favorable. Although our overweight in Argentina hurt returns, our security selection contributed. The departure of Argentina’s finance minister, a strong proponent of economic reform, and investor profit taking caused a sharp sell-off during November.

In 2005, we purchased more bonds denominated in local currencies. We anticipate that local currency bonds will become more prevalent in emerging markets as governments borrow less in foreign currencies. This trend should deepen emerging economies’ domestic currency markets.

Our strategy remains focused on fundamental credit analysis and establishing high-conviction positions where warranted. We remain less focused on near-term trading events and prefer to build a diverse portfolio of longer-term positions. This approach is more appropriate to our fundamental investment style and enables us to hold down turnover and trading costs.

OUTLOOK

We expect global bond yields to rise modestly and believe that longer-dated maturities should outperform in the U.S. and Europe. We expect the Federal Reserve to raise interest rates by another 50 basis points in 2006, as the risks between growth and inflation are brought into balance. Although further ECB rate hikes are likely, we do not expect a series of interest rate raises. The recovery in Japan seems self-sustaining, which should prompt a monetary policy change later in 2006. Improving economics and rate tightening policies in Europe and Japan along with the Fed ending its tightening cycle are likely to contribute to dollar weakness, which should benefit investors in nondollar-denominated funds.

Political elections in 2006 and tighter global conditions may lead to increased risks for emerging markets bonds, but strong fundamentals continue to support these securities. The economic reforms and improved fiscal stability among a number of emerging countries bode well for the longer-term outlook. In addition, there is a structural demand for this asset class from long-term investors. These factors are supportive, and we believe that emerging markets will remain a fertile ground for investors.

Respectfully submitted,

Ian Kelson

President of the International Fixed Income Division and chairman of the
International Bond Fund’s Investment Advisory Committee

Michael J. Conelius

Chairman of the Investment Advisory Committee for the
Emerging Markets Bond Fund

January 20, 2006

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index: Tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

PRICE AND YIELD

International Bond Fund

Period Ended 12/31/05	International Bond Fund	International Bond Fund–Advisor Class
Price Per Share	$ 9.40	$ 9.39
Dividends Per Share		
For 6 months	0.02	0.01
For 12 months	0.15	0.14
Capital Gains Per Share		
For 6 months	0.11	0.11
For 12 months	0.28	0.28
30-Day Dividend Yield *	2.61%	2.41%
30-Day Standardized Yield to Maturity	2.50	2.30

Emerging Markets Bond Fund

Periods Ended	6/30/05	12/31/05
Price Per Share	$13.92	$13.60
Dividends Per Share		
For 6 months	0.46	0.51
For 12 months	0.88	0.97
Capital Gains Per Share		
For 6 months	–	0.89
For 12 months	–	0.89
30-Day Dividend Yield *	7.05%	7.16%
30-Day Standardized Yield to Maturity	6.66	6.57

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 10.69	$ 10.25	$ 9.29	$ 7.86	$ 8.47
Investment activities					
Net investment income	0.27	0.25	0.25	0.25	0.32
Net realized and unrealized gain (loss)	(1.13)	0.88	1.46	1.43	(0.61)
Total from investment activities	(0.86)	1.13	1.71	1.68	(0.29)
Distributions					
Net investment income	(0.15)	(0.25)	(0.25)	(0.25)	–
Net realized gain	(0.28)	(0.44)	(0.50)	–	–
Tax return of capital	–	–	–	–	(0.32)
Total distributions	(0.43)	(0.69)	(0.75)	(0.25)	(0.32)
NET ASSET VALUE					
End of period	**$ 9.40**	**$ 10.69**	**$ 10.25**	**$ 9.29**	**$ 7.86**

Ratios/Supplemental Data

Total return^	**(8.18)%**	**11.40%**	**18.77%**	**21.80%**	**(3.41)%**
Ratio of total expenses to average net assets	0.86%	0.88%	0.91%	0.93%	0.95%
Ratio of net investment income to average net assets	2.67%	2.46%	2.58%	3.01%	3.98%
Portfolio turnover rate	103.7%	69.7%	38.5%	113.9%	107.6%
Net assets, end of period (in millions)	$ 1,594	$ 1,663	$ 1,306	$ 1,058	$ 762

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE					
Beginning of period	$ 10.68	$ 10.24	$ 9.28	$ 7.85	$ 8.47
Investment activities					
Net investment income	0.25	0.24	0.24	0.24	0.31*
Net realized and unrealized gain (loss)	(1.12)	0.88	1.46	1.43	(0.62)
Total from investment activities	(0.87)	1.12	1.70	1.67	(0.31)
Distributions					
Net investment income	(0.14)	(0.24)	(0.24)	(0.24)	–
Net realized gain	(0.28)	(0.44)	(0.50)	–	–
Tax return of capital	–	–	–	–	(0.31)
Total distributions	(0.42)	(0.68)	(0.74)	(0.24)	(0.31)
NET ASSET VALUE					
End of period	**$ 9.39**	**$ 10.68**	**$ 10.24**	**$ 9.28**	**$ 7.85**

Ratios/Supplemental Data

Total return^	**(8.36)%**	**11.24%**	**18.62%**	**21.65%**	**(3.73)%***
Ratio of total expenses to average net assets	1.05%	1.03%	1.06%	1.08%	1.15%*
Ratio of net investment income to average net assets	2.50%	2.31%	2.43%	2.82%	3.28%*
Portfolio turnover rate	103.7%	69.7%	38.5%	113.9%	107.6%
Net assets, end of period (in thousands)	$ 85,009	$ 68,270	$ 50,217	$ 14,760	$ 5,026

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/06.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Par/Shares	Value
ARGENTINA 0.2%		
GOVERNMENT BONDS 0.2%		
Republic of Argentina, 3.504%, 8/3/12 (USD) (1)	5,215,000	4,021
Total Argentina (Cost $4,099)		4,021
AUSTRALIA 0.1%		
CORPORATE BONDS 0.1%		
Australia & New Zealand Banking Group, STEP 4.45%, 2/5/15 (EUR)	1,223,000	1,509
Westpac Banking, 2.875%, 6/25/08 (EUR)	659,000	777
Total Australia (Cost $2,375)		2,286
AUSTRIA 2.7%		
GOVERNMENT BONDS 2.7%		
Republic of Austria, 5.50%, 1/15/10	17,634,000	22,817
Republic of Austria, 5.875%, 7/15/06	16,928,000	20,385
Republic of Austria, 6.25%, 7/15/27	1,504,000	2,486
Total Austria (Cost $42,425)		45,688
BELGIUM 2.9%		
CORPORATE BONDS 0.1%		
Elia System Operator, 4.75%, 5/13/14	1,223,000	1,563
		1,563
GOVERNMENT BONDS 2.8%		
Kingdom of Belgium, 4.25%, 9/28/13	15,000,000	18,977
Kingdom of Belgium, 5.00%, 3/28/35	2,633,000	3,879
Kingdom of Belgium, 6.25%, 3/28/07	7,617,000	9,389
Kingdom of Belgium, 7.00%, 5/15/06	12,226,000	14,704
		46,949
Total Belgium (Cost $49,823)		48,512

FINLAND 0.4%

CORPORATE BONDS 0.1%

Nordea Bank, 5.75%, 3/26/14	1,598,000	2,032
		2,032

GOVERNMENT BONDS 0.3%

Republic of Finland, 5.00%, 7/4/07	4,233,000	5,175
		5,175
Total Finland (Cost $6,365)		7,207

FRANCE 12.5%

CORPORATE BONDS 0.7%

Aventis, 4.25%, 9/15/10	1,411,000	1,733
BNP Paribas, 5.25%, 12/17/12	1,129,000	1,484
France Telecom, 7.00%, 12/23/09	2,163,000	2,894
France Telecom, 8.125%, 1/28/33	536,000	943
Gie Suez Alliance, 5.125%, 6/24/15	1,129,000	1,481
Veolia Environment, 4.875%, 5/28/13	1,100,000	1,399
Vivendi Environment, 5.875%, 2/1/12	931,000	1,240
Vivendi Universal, 3.875%, 2/15/12	847,000	1,009
		12,183

GOVERNMENT BONDS 11.8%

Government of France, 2.25%, 3/12/06	28,214,000	33,389
Government of France, 4.00%, 10/25/14	24,311,000	30,388
Government of France, 5.00%, 4/25/12	26,451,000	34,605
Government of France, 5.00%, 10/25/16	7,054,000	9,597
Government of France, 5.50%, 4/25/10	15,472,000	20,128
Government of France, 5.50%, 4/25/29	19,749,000	30,429
Government of France, 5.75%, 10/25/32	23,794,000	38,540
		197,076
Total France (Cost $206,977)		209,259

HONG KONG 0.1%		
CORPORATE BONDS 0.1%		
Hutchinson Whampoa, 5.875%, 7/8/13 (EUR)	733,000	973
Total Hong Kong (Cost $1,009)		973
HUNGARY 0.3%		
GOVERNMENT BONDS 0.3%		
Government of Hungary, 6.25%, 6/12/08	1,182,800,000	5,459
Total Hungary (Cost $6,111)		5,459
INDONESIA 0.3%		
GOVERNMENT BONDS 0.3%		
Republic of Indonesia, 7.25%, 4/20/15 (USD) (2)	2,203,000	2,266
Republic of Indonesia, 7.50%, 1/15/16 (USD) (2)	2,100,000	2,184
Total Indonesia (Cost $4,302)		4,450
IRELAND 1.0%		
CORPORATE BONDS 0.3%		
Bank of Ireland, 6.45%, 2/10/10	1,504,000	1,995
GE Capital UK Funding, 5.625%, 12/12/14 (GBP)	1,504,000	2,759
		4,754
GOVERNMENT BONDS 0.7%		
Republic of Ireland, 4.00%, 4/18/10	2,962,000	3,645
Republic of Ireland, 5.00%, 4/18/13	5,737,000	7,579
		11,224
Total Ireland (Cost $13,468)		15,978
ITALY 6.9%		
CORPORATE BONDS 0.7%		
Autostrade, 5.00%, 6/9/14	1,000,000	1,279

Banca Intesa, 5.85%, 5/8/14	1,598,000	2,043
Banca Monte Dei Paschi di Siena, 4.50%, 9/24/15 (Tender 9/24/10) (1)	1,598,000	1,966
Edison, 5.125%, 12/10/10	941,000	1,195
Olivetti Finance, 5.875%, 1/24/08	799,000	995
Olivetti Finance, 6.875%, 1/24/13	1,598,000	2,230
Olivetti Finance, 7.75%, 1/24/33	282,000	453
Sanpaolo IMI, 3.75%, 6/9/15 (Tender 6/9/10)	1,504,000	1,805
		11,966
GOVERNMENT BONDS 6.2%		
Republic of Italy, 4.25%, 8/1/14	13,261,000	16,707
Republic of Italy, 5.00%, 10/15/07	10,288,000	12,617
Republic of Italy, 5.50%, 11/1/10	12,979,000	16,993
Republic of Italy, 6.00%, 11/1/07	31,788,000	39,702
Republic of Italy, 6.00%, 5/1/31	8,418,000	13,415
Republic of Italy, 7.25%, 11/1/26	2,335,653	4,137
		103,571
Total Italy (Cost $98,987)		115,537
JAPAN 15.0%		
GOVERNMENT BONDS 15.0%		
Government of Japan, 0.80%, 9/20/10	7,957,900,000	67,524
Government of Japan, 0.90%, 6/20/13	1,535,000,000	12,707
Government of Japan, 1.00%, 12/20/12	2,973,950,000	24,950
Government of Japan, 1.10%, 9/20/12	2,092,850,000	17,711
Government of Japan, 1.30%, 12/20/13	4,293,250,000	36,411
Government of Japan, 1.40%, 9/20/11	3,409,200,000	29,612
Government of Japan, 1.50%, 3/20/15	3,603,100,000	30,784
Government of Japan, 1.90%, 3/20/25	804,800,000	6,771
Government of Japan, 2.00%, 6/20/22	2,422,950,000	21,126

Government of Japan, 2.20%, 6/22/20	557,700,000	5,035
Total Japan (Cost $264,357)		252,631
JERSEY 0.2%		
CORPORATE BONDS 0.2%		
Travelers Insurance, 5.75%, 12/6/11 (GBP)	1,504,000	2,722
Total Jersey (Cost $2,740)		2,722
LEBANON 0.3%		
GOVERNMENT BONDS 0.3%		
Lebanese Republic, 8.50%, 1/19/16 (USD)	4,000,000	4,200
Total Lebanon (Cost $4,094)		4,200
MEXICO 2.4%		
GOVERNMENT BONDS 2.4%		
United Mexican States, 9.00%, 12/22/11	340,073,000	33,385
United Mexican States, 9.50%, 12/18/14	75,205,000	7,625
Total Mexico (Cost $38,663)		41,010
NETHERLANDS 4.6%		
CORPORATE BONDS 0.4%		
ING Bank, 5.50%, 1/4/12	1,129,000	1,484
Nell AF SARL, 8.375%, 8/15/15 (2)(3)	900,000	1,082
RWE Finance, 5.375%, 4/18/08	847,000	1,053
RWE Finance, 6.375%, 6/3/13 (GBP)	1,504,000	2,847
		6,466
GOVERNMENT BONDS 4.2%		
Government of Netherlands, 5.00%, 7/15/11	5,831,000	7,563
Government of Netherlands, 5.00%, 7/15/12	4,138,000	5,423
Government of Netherlands, 5.25%, 7/15/08	10,346,000	12,941
Government of Netherlands, 5.50%, 1/15/28	4,266,000	6,513

Government of Netherlands, 6.00%, 1/15/06	32,916,000	39,019
		71,459
Total Netherlands (Cost $75,820)		77,925

NIGERIA 0.0%

WARRANTS 0.0%

Central Bank of Nigeria, Warrants, 11/15/20 (USD) (4)	250	7
Total Nigeria (Cost $0)		7

POLAND 0.6%

GOVERNMENT BONDS 0.6%

Government of Poland, 5.75%, 6/24/08	31,600,000	9,959
Total Poland (Cost $9,878)		9,959

PORTUGAL 2.1%

GOVERNMENT BONDS 2.1%

Republic of Portugal, 3.00%, 7/17/06	26,333,000	31,251
Republic of Portugal, 5.15%, 6/15/11	3,668,000	4,772
Total Portugal (Cost $36,606)		36,023

SERBIA 0.5%

GOVERNMENT BONDS 0.5%

Republic of Serbia, 3.75%, 11/1/24 (USD) (1)(2)	10,044,000	8,989
Total Serbia (Cost $8,683)		8,989

SOUTH AFRICA 0.9%

GOVERNMENT BONDS 0.9%

Republic of South Africa, 13.00%, 8/31/10	77,118,000	14,882
Total South Africa (Cost $13,572)		14,882

SPAIN 4.6%		
CORPORATE BONDS 0.1%		
Banco Bilbao Vizcaya Argentaria, 4.50%, 11/12/15 (Tender 11/12/10)	800,000	991
Repsol International, 4.625%, 10/8/14	611,000	761
		1,752
GOVERNMENT BONDS 4.5%		
Kingdom of Spain, 3.20%, 1/31/06	22,916,000	27,156
Kingdom of Spain, 4.00%, 1/31/10	1,434,000	1,763
Kingdom of Spain, 5.75%, 7/30/32	3,950,000	6,402
Kingdom of Spain, 6.00%, 1/31/08	32,164,000	40,360
		75,681
Total Spain (Cost $69,258)		77,433
SUPRANATIONAL 0.7%		
GOVERNMENT BONDS 0.7%		
Eurofima, 6.50%, 8/22/11 (AUD)	14,680,000	11,234
Total Supranational (Cost $11,463)		11,234
SWEDEN 1.5%		
CORPORATE BONDS 0.2%		
Svenska Handelsbanken, 6.125%, 3/29/49 (GBP)	1,504,000	2,683
Vattenfall Treasury, 6.00%, 4/3/09 (EUR)	781,000	1,001
		3,684
GOVERNMENT BONDS 1.3%		
Kingdom of Sweden, 5.00%, 1/28/09 (2)	155,180,000	20,695
		20,695
Total Sweden (Cost $24,506)		24,379

SWITZERLAND 0.2%

CORPORATE BONDS 0.2%

Credit Suisse Group, 6.375%, 6/7/13 (EUR)	1,129,000	1,586
UBS (Jersey Branch), 4.50%, 9/16/19 (Tender 9/16/14) (EUR)	1,598,000	2,023
Total Switzerland (Cost $3,733)		3,609

TURKEY 1.0%

GOVERNMENT BONDS 1.0%

Republic of Turkey, 7.25%, 3/15/15 (USD)	1,940,000	2,047
Republic of Turkey, 7.375%, 2/5/25 (USD)	6,050,000	6,262
Republic of Turkey, 15.00%, 2/10/10	10,000,000	8,094
Total Turkey (Cost $16,168)		16,403

UNITED KINGDOM 3.3%

CORPORATE BONDS 1.7%

Barclays, 5.75%, 3/8/11 (EUR)	1,129,000	1,486
BAT International, 5.125%, 7/9/13 (EUR)	1,549,000	1,962
HBOS, 4.375%, 10/30/19 (Tender 10/30/14) (EUR)	1,223,000	1,523
HSBC Bank, 4.25%, 3/18/16 (EUR)	1,270,000	1,559
HSBC Holdings, 9.875%, 4/8/18	1,220,000	2,741
Imperial Tobacco Finance, 6.875%, 6/13/12	1,504,000	2,843
MMO2, 6.375%, 1/25/07 (EUR)	1,035,000	1,268
National Grid Transco, 5.00%, 7/2/18 (EUR)	386,000	492
Nationwide Building Society, 3.375%, 8/17/15 (Tender 8/17/10) (EUR)	1,692,000	1,993
Northern Rock, STEP, 5.75%, 2/28/17	1,504,000	2,703
Rio Tinto, 5.125%, 5/10/07 (EUR)	847,000	1,031
Rolls Royce, 4.50%, 3/16/11 (EUR)	819,000	1,016
Royal Bank of Scotland, STEP, 6.00%, 6/29/49	1,504,000	2,784
Scottish Power, 8.375%, 2/20/17	1,223,000	2,735
Standard Chartered Bank, 3.625%, 2/3/17 (Tender 2/13/12) (EUR)	1,504,000	1,785

United Utilities Water, 4.25%, 1/24/20 (EUR)	450,000	539
		28,460

GOVERNMENT BONDS 1.6%

United Kingdom Treasury, 4.25%, 6/7/32	15,180,000	27,164
		27,164
Total United Kingdom (Cost $56,520)		55,624

UNITED STATES 2.6%

CORPORATE BONDS 2.6%

AIG Sunamerica, 5.625%, 2/1/12 (GBP)	1,504,000	2,709
Air Products & Chemicals, 3.875%, 3/10/15 (EUR)	900,000	1,071
Allstate Life Funding, 6.375%, 1/17/11 (GBP)	1,504,000	2,772
Altria Finance, 5.625%, 6/24/08 (EUR)	1,549,000	1,927
American Express Credit Corp., 3.625%, 10/13/09 (EUR)	1,692,000	2,028
CIT Group, 4.25%, 9/22/11 (EUR)	1,200,000	1,465
Citigroup, 3.875%, 5/21/10 (EUR)	1,692,000	2,054
Dow Chemical, 4.375%, 6/25/10 (EUR)	994,000	1,216
Ford Motor Credit, 5.625%, 6/6/06 (EUR)	1,317,000	1,549
General Electric, 5.125%, 6/20/07 (EUR)	1,598,000	1,949
General Motors Acceptance Corp., 6.00%, 10/16/06 (EUR)	1,800,000	2,084
Goldman Sachs, 4.25%, 8/4/10 (EUR)	1,299,000	1,591
Hertz, 7.875%, 1/1/14 (EUR) (3)	1,000,000	1,223
International Lease Finance, 4.125%, 10/9/08 (EUR)	1,411,000	1,707
JP Morgan Chase, 4.25%, 6/9/11 (EUR)	1,223,000	1,507
MBNA Europe, 4.50%, 1/23/09 (EUR)	1,035,000	1,269
Mellon Funding Corporation, 6.375%, 11/8/11 (GBP)	1,504,000	2,804
Merrill Lynch, 4.625%, 10/2/13 (EUR)	1,223,000	1,542
Monumental Global Funding, 5.375%, 3/13/09 (EUR)	1,223,000	1,540
Pacific Life Funding, 5.125%, 1/20/15 (GBP)	1,504,000	2,657
Pacific Life Funding, 5.50%, 5/14/09 (EUR)	1,223,000	1,546
Principal Financial Global Funding, 4.50%, 1/22/09 (EUR)	1,223,000	1,493
Tyco International, 5.50%, 11/19/08 (EUR)	790,000	983

Open Forward Currency Exchange Contracts at December 31, 2005 were as follows:

Amounts in (000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
J.P. Morgan Chase	1/13/06	USD	10,321	ARS	30,705	$ 208
J.P. Morgan Chase	2/8/06	ARS	52,728	USD	17,620	(400)
State Street	2/8/06	USD	1,089	ARS	3,326	3
J.P. Morgan Chase	2/8/06	USD	4,190	ARS	12,780	17
UBS	2/17/06	AUD	22,477	USD	16,336	140
RBC Capital Markets	2/17/06	CAD	35,681	USD	29,937	710
Morgan Stanley	2/17/06	CZK	53,921	USD	2,161	43
J.P. Morgan Chase	2/17/06	EUR	15,475	JPY	2,189,713	(313)
Credit Suisse	2/17/06	EUR	59,290	USD	69,546	855
UBS	2/17/06	GBP	24,466	USD	42,204	(161)
J.P. Morgan Chase	2/17/06	GBP	1,045	USD	1,809	(13)
Citibank	2/17/06	ILS	78,829	USD	16,651	458
J.P. Morgan Chase	2/17/06	ILS	76,847	USD	16,488	191
Morgan Stanley	2/17/06	JPY	33,357,292	EUR	240,188	(512)
J.P. Morgan Chase	2/17/06	JPY	314,295	USD	2,632	50
J.P. Morgan Chase	2/17/06	KRW	30,364,067	USD	29,377	658
State Street	2/17/06	MXN	187,230	USD	17,721	(204)
Citibank	2/17/06	NOK	23,430	USD	3,524	(41)
UBS	2/17/06	SEK	208,249	USD	25,489	828
RBC Capital Markets	2/17/06	USD	8,982	AUD	12,034	161
J.P. Morgan Chase	2/17/06	USD	13,184	AUD	17,711	202
J.P. Morgan Chase	2/17/06	USD	10,498	CAD	12,233	(8)
UBS	2/17/06	USD	5,782	DKK	36,722	(63)
J.P. Morgan Chase	2/17/06	USD	1,151	DKK	7,301	(11)
State Street	2/17/06	USD	15,241	EUR	12,841	(7)
J.P. Morgan Chase	2/17/06	USD	13,211	EUR	11,157	(36)
J.P. Morgan Chase	2/17/06	USD	2,488	GBP	1,436	21
Citibank	2/17/06	USD	2,473	HUF	533,056	(20)
State Street	2/17/06	USD	21,519	JPY	2,532,076	(91)
J.P. Morgan Chase	2/17/06	USD	1,467	JPY	173,493	(14)
State Street	2/17/06	USD	12,332	JPY	1,422,249	194
Lehman Brothers	2/17/06	USD	52,163	MXN	560,933	(318)
J.P. Morgan Chase	2/17/06	USD	1,488	MXN	16,071	(16)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Affiliated companies (cost $96,369)	$ 93,369
Non-affiliated companies (cost $1,508,114)	1,538,206
Total investments in securities	1,631,575
Foreign currency (cost $75,155)	74,654
Interest and dividends receivable	32,179
Receivable for shares sold	3,145
Cash	20
Other assets	8,961
Total assets	1,750,534
Liabilities	
Obligation to return securities lending collateral	56,917
Payable for shares redeemed	5,569
Investment management fees payable	937
Due to affiliates	198
Other liabilities	7,698
Total liabilities	71,319
NET ASSETS	$ 1,679,215
Net Assets Consist of:	
Undistributed net investment income	$ 13
Undistributed net realized loss	(1,508)
Net unrealized gain	26,997
Paid-in capital applicable to 178,678,742 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,653,713
NET ASSETS	$ 1,679,215
NET ASSET VALUE PER SHARE	
Investor Class	
($1,594,205,594 / 169,621,406 shares outstanding)	$ 9.40
Advisor Class	
($85,009,482 / 9,057,336 shares outstanding)	$ 9.39

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and International Bond Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2005, the fund realized $2,659,000 of net gain on $108,000,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the year ended December 31, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended December 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2005, the value of loaned securities was $53,516,000; aggregate collateral consisted of $56,917,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,518,636,000 and $1,477,252,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005, were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $11,979,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2006.

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures and forward currency exchange contract transactions; accordingly, $4,044,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2005.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $1,621,829,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

The fund is also subject to a tax on net profits imposed by Turkey. The tax is payable annually and is computed on aggregate interest income, net realized gains, and, in the case of debt securities issued by the Turkish government, any net increase in unrealized gains during the year. Realized and unrealized losses in excess of current year income and gains may be carried forward for five years to offset future income and gains. The tax expense on interest is accrued as a reduction of income and the tax expense or benefit on gains is included with realized and/or unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2005, the fund had Turkish taxes payable in the amount of $131,000 and no capital loss carryforwards.

Gains realized upon disposition of certain Brazilian debt securities held by the fund are subject to capital gains tax in Brazil, payable prior to repatriation of sale proceeds. Accordingly, the fund records such tax payments as a reduction to realized gains and records a deferred tax liability for unrealized gains on Brazilian bonds, when applicable, within the change in unrealized appreciation on securities in the accompanying financial statements. At December 31, 2005, the fund had a deferred tax liability of $7,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $133,000 for Price Associates, $615,000 for T. Rowe Price Services, Inc., and $46,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2005, the fund was allocated $967,000 of Spectrum Funds’ expenses, of which $610,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 27% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $47,726,000 from short-term capital gains,

• $22,403,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1991	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1988	Haven Group, a custom manufacturer of modular homes (1/04 to
[113]	present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
2001	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
[113]	Eli Lilly and Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
2001	Director, AMLI Residential Properties Trust
[113]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2002	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price Group,
Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Vice
President, Salomon Smith Barney Hong Kong
(to 2001)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price Global
Vice President, International Funds	Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., T. Rowe Price
Investment Services, Inc., and T. Rowe Price Trust
Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director and Vice President, T. Rowe Price; Vice
President, International Funds	President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President, T. Rowe
Price International, Inc.; Director, T. Rowe Price
Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$21,265	$17,744
Audit-Related Fees	1,367	2,481
Tax Fees	6,041	4,812
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006